                                           EXHIBIT (24)
                                           ------------

                          POWER OF ATTORNEY

                   1933 ACT REGISTRATION STATEMENT

                                 of

                     BOATMEN'S BANCSHARES, INC.


       KNOW ALL MEN BY THESE PRESENTS, That the person whose signature appears below hereby constitutes and appoints GREGORY
L. CURL and JAMES W. KIENKER, and each of them, the true and lawful attorneys-in-fact and agents for him and in his name, place or stead, in any and all capacities, to sign and file, or cause to be signed and filed, with the Securities and Exchange Commission (the "Commission"), any registration statement or statements on Form S-4 under the Securities Act of 1933, as amended, relating to the issuance of common stock of Boatmen's Bancshares, Inc. in connection with the Agreement and Plan of Merger, dated November 14, 1994, by and among West Side Bancshares, Inc., Boatmen's Bancshares, Inc. and Boatmen's Texas, Inc., and any and all amendments and supplements thereto, before or after effectiveness of such statements, and any and all other documents required to be filed with the Commission in connection therewith, granting unto said attorneys-in-fact and agents, full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully and to all intents and purposes as the undersigned might or could do in person, and ratifying and confirming all that said attorneys-in-fact and agents may lawfully do or cause to be done by virtue hereof.


       Dated:  January 15, 1995




                                         /s/ B.A. Bridgewater, Jr.
                                         ------------------------------------
                                         B. A. Bridgewater, Jr.

                          POWER OF ATTORNEY

                   1933 ACT REGISTRATION STATEMENT

                                 of

                     BOATMEN'S BANCSHARES, INC.


       KNOW ALL MEN BY THESE PRESENTS, That the person whose signature appears below hereby constitutes and appoints GREGORY
L. CURL and JAMES W. KIENKER, and each of them, the true and lawful attorneys-in-fact and agents for him and in his name, place or stead, in any and all capacities, to sign and file, or cause to be signed and filed, with the Securities and Exchange Commission (the "Commission"), any registration statement or statements on Form S-4 under the Securities Act of 1933, as amended, relating to the issuance of common stock of Boatmen's Bancshares, Inc. in connection with the Agreement and Plan of Merger, dated November 14, 1994, by and among West Side Bancshares, Inc., Boatmen's Bancshares, Inc. and Boatmen's Texas, Inc., and any and all amendments and supplements thereto, before or after effectiveness of such statements, and any and all other documents required to be filed with the Commission in connection therewith, granting unto said attorneys-in-fact and agents, full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully and to all intents and purposes as the undersigned might or could do in person, and ratifying and confirming all that said attorneys-in-fact and agents may lawfully do or cause to be done by virtue hereof.


       Dated:  January 12, 1995




                                         /s/ Richard L. Battram
                                         ------------------------------------
                                         Richard L. Battram

                          POWER OF ATTORNEY

                   1933 ACT REGISTRATION STATEMENT

                                 of

                     BOATMEN'S BANCSHARES, INC.


       KNOW ALL MEN BY THESE PRESENTS, That the person whose signature appears below hereby constitutes and appoints GREGORY
L. CURL and JAMES W. KIENKER, and each of them, the true and lawful attorneys-in-fact and agents for him and in his name, place or stead, in any and all capacities, to sign and file, or cause to be signed and filed, with the Securities and Exchange Commission (the "Commission"), any registration statement or statements on Form S-4 under the Securities Act of 1933, as amended, relating to the issuance of common stock of Boatmen's Bancshares, Inc. in connection with the Agreement and Plan of Merger, dated November 14, 1994, by and among West Side Bancshares, Inc., Boatmen's Bancshares, Inc. and Boatmen's Texas, Inc., and any and all amendments and supplements thereto, before or after effectiveness of such statements, and any and all other documents required to be filed with the Commission in connection therewith, granting unto said attorneys-in-fact and agents, full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully and to all intents and purposes as the undersigned might or could do in person, and ratifying and confirming all that said attorneys-in-fact and agents may lawfully do or cause to be done by virtue hereof.


       Dated:  January 11, 1995




                                         /s/ William E. Cornelius
                                         ------------------------------------
                                         William E. Cornelius

                          POWER OF ATTORNEY

                   1933 ACT REGISTRATION STATEMENT

                                 of

                     BOATMEN'S BANCSHARES, INC.


       KNOW ALL MEN BY THESE PRESENTS, That the person whose signature appears below hereby constitutes and appoints GREGORY
L. CURL and JAMES W. KIENKER, and each of them, the true and lawful attorneys-in-fact and agents for him and in his name, place or stead, in any and all capacities, to sign and file, or cause to be signed and filed, with the Securities and Exchange Commission (the "Commission"), any registration statement or statements on Form S-4 under the Securities Act of 1933, as amended, relating to the issuance of common stock of Boatmen's Bancshares, Inc. in connection with the Agreement and Plan of Merger, dated November 14, 1994, by and among West Side Bancshares, Inc., Boatmen's Bancshares, Inc. and Boatmen's Texas, Inc., and any and all amendments and supplements thereto, before or after effectiveness of such statements, and any and all other documents required to be filed with the Commission in connection therewith, granting unto said attorneys-in-fact and agents, full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully and to all intents and purposes as the undersigned might or could do in person, and ratifying and confirming all that said attorneys-in-fact and agents may lawfully do or cause to be done by virtue hereof.


       Dated:  January 11, 1995




                                         /s/ Andrew B. Craig, III
                                         ------------------------------------
                                         Andrew B. Craig, III

                          POWER OF ATTORNEY

                   1933 ACT REGISTRATION STATEMENT

                                 of

                     BOATMEN'S BANCSHARES, INC.


       KNOW ALL MEN BY THESE PRESENTS, That the person whose signature appears below hereby constitutes and appoints GREGORY
L. CURL and JAMES W. KIENKER, and each of them, the true and lawful attorneys-in-fact and agents for him and in his name, place or stead, in any and all capacities, to sign and file, or cause to be signed and filed, with the Securities and Exchange Commission (the "Commission"), any registration statement or statements on Form S-4 under the Securities Act of 1933, as amended, relating to the issuance of common stock of Boatmen's Bancshares, Inc. in connection with the Agreement and Plan of Merger, dated November 14, 1994, by and among West Side Bancshares, Inc., Boatmen's Bancshares, Inc. and Boatmen's Texas, Inc., and any and all amendments and supplements thereto, before or after effectiveness of such statements, and any and all other documents required to be filed with the Commission in connection therewith, granting unto said attorneys-in-fact and agents, full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully and to all intents and purposes as the undersigned might or could do in person, and ratifying and confirming all that said attorneys-in-fact and agents may lawfully do or cause to be done by virtue hereof.


       Dated:  January 13, 1995




                                         /s/ Ilus W. Davis
                                         ------------------------------------
                                         Ilus W. Davis

                          POWER OF ATTORNEY

                   1933 ACT REGISTRATION STATEMENT

                                 of

                     BOATMEN'S BANCSHARES, INC.


       KNOW ALL MEN BY THESE PRESENTS, That the person whose signature appears below hereby constitutes and appoints GREGORY
L. CURL and JAMES W. KIENKER, and each of them, the true and lawful attorneys-in-fact and agents for him and in his name, place or stead, in any and all capacities, to sign and file, or cause to be signed and filed, with the Securities and Exchange Commission (the "Commission"), any registration statement or statements on Form S-4 under the Securities Act of 1933, as amended, relating to the issuance of common stock of Boatmen's Bancshares, Inc. in connection with the Agreement and Plan of Merger, dated November 14, 1994, by and among West Side Bancshares, Inc., Boatmen's Bancshares, Inc. and Boatmen's Texas, Inc., and any and all amendments and supplements thereto, before or after effectiveness of such statements, and any and all other documents required to be filed with the Commission in connection therewith, granting unto said attorneys-in-fact and agents, full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully and to all intents and purposes as the undersigned might or could do in person, and ratifying and confirming all that said attorneys-in-fact and agents may lawfully do or cause to be done by virtue hereof.


       Dated:  January 19, 1995




                                         /s/ John E. Hayes, Jr.
                                         ------------------------------------
                                         John E. Hayes, Jr.

                          POWER OF ATTORNEY

                   1933 ACT REGISTRATION STATEMENT

                                 of

                     BOATMEN'S BANCSHARES, INC.


       KNOW ALL MEN BY THESE PRESENTS, That the person whose signature appears below hereby constitutes and appoints GREGORY
L. CURL and JAMES W. KIENKER, and each of them, the true and lawful attorneys-in-fact and agents for him and in his name, place or stead, in any and all capacities, to sign and file, or cause to be signed and filed, with the Securities and Exchange Commission (the "Commission"), any registration statement or statements on Form S-4 under the Securities Act of 1933, as amended, relating to the issuance of common stock of Boatmen's Bancshares, Inc. in connection with the Agreement and Plan of Merger, dated November 14, 1994, by and among West Side Bancshares, Inc., Boatmen's Bancshares, Inc. and Boatmen's Texas, Inc., and any and all amendments and supplements thereto, before or after effectiveness of such statements, and any and all other documents required to be filed with the Commission in connection therewith, granting unto said attorneys-in-fact and agents, full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully and to all intents and purposes as the undersigned might or could do in person, and ratifying and confirming all that said attorneys-in-fact and agents may lawfully do or cause to be done by virtue hereof.


       Dated:  January 11, 1995




                                         /s/ Samuel B. Hayes, III
                                         ------------------------------------
                                         Samuel B. Hayes, III

                          POWER OF ATTORNEY

                   1933 ACT REGISTRATION STATEMENT

                                 of

                     BOATMEN'S BANCSHARES, INC.


       KNOW ALL MEN BY THESE PRESENTS, That the person whose signature appears below hereby constitutes and appoints GREGORY
L. CURL and JAMES W. KIENKER, and each of them, the true and lawful attorneys-in-fact and agents for him and in his name, place or stead, in any and all capacities, to sign and file, or cause to be signed and filed, with the Securities and Exchange Commission (the "Commission"), any registration statement or statements on Form S-4 under the Securities Act of 1933, as amended, relating to the issuance of common stock of Boatmen's Bancshares, Inc. in connection with the Agreement and Plan of Merger, dated November 14, 1994, by and among West Side Bancshares, Inc., Boatmen's Bancshares, Inc. and Boatmen's Texas, Inc., and any and all amendments and supplements thereto, before or after effectiveness of such statements, and any and all other documents required to be filed with the Commission in connection therewith, granting unto said attorneys-in-fact and agents, full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully and to all intents and purposes as the undersigned might or could do in person, and ratifying and confirming all that said attorneys-in-fact and agents may lawfully do or cause to be done by virtue hereof.


       Dated:  January 20, 1995




                                         /s/ Lee M. Liberman
                                         ------------------------------------
                                         Lee M. Liberman

                          POWER OF ATTORNEY

                   1933 ACT REGISTRATION STATEMENT

                                 of

                     BOATMEN'S BANCSHARES, INC.


       KNOW ALL MEN BY THESE PRESENTS, That the person whose signature appears below hereby constitutes and appoints GREGORY
L. CURL and JAMES W. KIENKER, and each of them, the true and lawful attorneys-in-fact and agents for him and in his name, place or stead, in any and all capacities, to sign and file, or cause to be signed and filed, with the Securities and Exchange Commission (the "Commission"), any registration statement or statements on Form S-4 under the Securities Act of 1933, as amended, relating to the issuance of common stock of Boatmen's Bancshares, Inc. in connection with the Agreement and Plan of Merger, dated November 14, 1994, by and among West Side Bancshares, Inc., Boatmen's Bancshares, Inc. and Boatmen's Texas, Inc., and any and all amendments and supplements thereto, before or after effectiveness of such statements, and any and all other documents required to be filed with the Commission in connection therewith, granting unto said attorneys-in-fact and agents, full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully and to all intents and purposes as the undersigned might or could do in person, and ratifying and confirming all that said attorneys-in-fact and agents may lawfully do or cause to be done by virtue hereof.


       Dated:  January 13, 1995




                                         /s/ William E. Maritz
                                         ------------------------------------
                                         William E. Maritz

                          POWER OF ATTORNEY

                   1933 ACT REGISTRATION STATEMENT

                                 of

                     BOATMEN'S BANCSHARES, INC.


       KNOW ALL MEN BY THESE PRESENTS, That the person whose signature appears below hereby constitutes and appoints GREGORY
L. CURL and JAMES W. KIENKER, and each of them, the true and lawful attorneys-in-fact and agents for him and in his name, place or stead, in any and all capacities, to sign and file, or cause to be signed and filed, with the Securities and Exchange Commission (the "Commission"), any registration statement or statements on Form S-4 under the Securities Act of 1933, as amended, relating to the issuance of common stock of Boatmen's Bancshares, Inc. in connection with the Agreement and Plan of Merger, dated November 14, 1994, by and among West Side Bancshares, Inc., Boatmen's Bancshares, Inc. and Boatmen's Texas, Inc., and any and all amendments and supplements thereto, before or after effectiveness of such statements, and any and all other documents required to be filed with the Commission in connection therewith, granting unto said attorneys-in-fact and agents, full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully and to all intents and purposes as the undersigned might or could do in person, and ratifying and confirming all that said attorneys-in-fact and agents may lawfully do or cause to be done by virtue hereof.


       Dated:  January 11, 1995




                                         /s/ John Peters MacCarthy
                                         ------------------------------------
                                         John Peters MacCarthy

                          POWER OF ATTORNEY

                   1933 ACT REGISTRATION STATEMENT

                                 of

                     BOATMEN'S BANCSHARES, INC.


       KNOW ALL MEN BY THESE PRESENTS, That the person whose signature appears below hereby constitutes and appoints GREGORY
L. CURL and JAMES W. KIENKER, and each of them, the true and lawful attorneys-in-fact and agents for him and in his name, place or stead, in any and all capacities, to sign and file, or cause to be signed and filed, with the Securities and Exchange Commission (the "Commission"), any registration statement or statements on Form S-4 under the Securities Act of 1933, as amended, relating to the issuance of common stock of Boatmen's Bancshares, Inc. in connection with the Agreement and Plan of Merger, dated November 14, 1994, by and among West Side Bancshares, Inc., Boatmen's Bancshares, Inc. and Boatmen's Texas, Inc., and any and all amendments and supplements thereto, before or after effectiveness of such statements, and any and all other documents required to be filed with the Commission in connection therewith, granting unto said attorneys-in-fact and agents, full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully and to all intents and purposes as the undersigned might or could do in person, and ratifying and confirming all that said attorneys-in-fact and agents may lawfully do or cause to be done by virtue hereof.


       Dated:  January 11, 1995




                                         /s/ Andrew E. Newman
                                         ------------------------------------
                                         Andrew E. Newman

                          POWER OF ATTORNEY

                   1933 ACT REGISTRATION STATEMENT

                                 of

                     BOATMEN'S BANCSHARES, INC.


       KNOW ALL MEN BY THESE PRESENTS, That the person whose signature appears below hereby constitutes and appoints GREGORY
L. CURL and JAMES W. KIENKER, and each of them, the true and lawful attorneys-in-fact and agents for him and in his name, place or stead, in any and all capacities, to sign and file, or cause to be signed and filed, with the Securities and Exchange Commission (the "Commission"), any registration statement or statements on Form S-4 under the Securities Act of 1933, as amended, relating to the issuance of common stock of Boatmen's Bancshares, Inc. in connection with the Agreement and Plan of Merger, dated November 14, 1994, by and among West Side Bancshares, Inc., Boatmen's Bancshares, Inc. and Boatmen's Texas, Inc., and any and all amendments and supplements thereto, before or after effectiveness of such statements, and any and all other documents required to be filed with the Commission in connection therewith, granting unto said attorneys-in-fact and agents, full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully and to all intents and purposes as the undersigned might or could do in person, and ratifying and confirming all that said attorneys-in-fact and agents may lawfully do or cause to be done by virtue hereof.


       Dated:  January 11, 1995




                                         /s/ Jerry E. Ritter
                                         ------------------------------------
                                         Jerry E. Ritter

                          POWER OF ATTORNEY

                   1933 ACT REGISTRATION STATEMENT

                                 of

                     BOATMEN'S BANCSHARES, INC.


       KNOW ALL MEN BY THESE PRESENTS, That the person whose signature appears below hereby constitutes and appoints GREGORY
L. CURL and JAMES W. KIENKER, and each of them, the true and lawful attorneys-in-fact and agents for him and in his name, place or stead, in any and all capacities, to sign and file, or cause to be signed and filed, with the Securities and Exchange Commission (the "Commission"), any registration statement or statements on Form S-4 under the Securities Act of 1933, as amended, relating to the issuance of common stock of Boatmen's Bancshares, Inc. in connection with the Agreement and Plan of Merger, dated November 14, 1994, by and among West Side Bancshares, Inc., Boatmen's Bancshares, Inc. and Boatmen's Texas, Inc., and any and all amendments and supplements thereto, before or after effectiveness of such statements, and any and all other documents required to be filed with the Commission in connection therewith, granting unto said attorneys-in-fact and agents, full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully and to all intents and purposes as the undersigned might or could do in person, and ratifying and confirming all that said attorneys-in-fact and agents may lawfully do or cause to be done by virtue hereof.


       Dated:  January 11, 1995




                                         /s/ William P. Stiritz
                                         ------------------------------------
                                         William P. Stiritz

                          POWER OF ATTORNEY

                   1933 ACT REGISTRATION STATEMENT

                                 of

                     BOATMEN'S BANCSHARES, INC.


       KNOW ALL MEN BY THESE PRESENTS, That the person whose signature appears below hereby constitutes and appoints GREGORY
L. CURL and JAMES W. KIENKER, and each of them, the true and lawful attorneys-in-fact and agents for him and in his name, place or stead, in any and all capacities, to sign and file, or cause to be signed and filed, with the Securities and Exchange Commission (the "Commission"), any registration statement or statements on Form S-4 under the Securities Act of 1933, as amended, relating to the issuance of common stock of Boatmen's Bancshares, Inc. in connection with the Agreement and Plan of Merger, dated November 14, 1994, by and among West Side Bancshares, Inc., Boatmen's Bancshares, Inc. and Boatmen's Texas, Inc., and any and all amendments and supplements thereto, before or after effectiveness of such statements, and any and all other documents required to be filed with the Commission in connection therewith, granting unto said attorneys-in-fact and agents, full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully and to all intents and purposes as the undersigned might or could do in person, and ratifying and confirming all that said attorneys-in-fact and agents may lawfully do or cause to be done by virtue hereof.


       Dated:  January 11, 1995




                                         /s/ Albert E. Suter
                                         ------------------------------------
                                         Albert E. Suter

                          POWER OF ATTORNEY

                   1933 ACT REGISTRATION STATEMENT

                                 of

                     BOATMEN'S BANCSHARES, INC.


       KNOW ALL MEN BY THESE PRESENTS, That the person whose signature appears below hereby constitutes and appoints GREGORY
L. CURL and JAMES W. KIENKER, and each of them, the true and lawful attorneys-in-fact and agents for him and in his name, place or stead, in any and all capacities, to sign and file, or cause to be signed and filed, with the Securities and Exchange Commission (the "Commission"), any registration statement or statements on Form S-4 under the Securities Act of 1933, as amended, relating to the issuance of common stock of Boatmen's Bancshares, Inc. in connection with the Agreement and Plan of Merger, dated November 14, 1994, by and among West Side Bancshares, Inc., Boatmen's Bancshares, Inc. and Boatmen's Texas, Inc., and any and all amendments and supplements thereto, before or after effectiveness of such statements, and any and all other documents required to be filed with the Commission in connection therewith, granting unto said attorneys-in-fact and agents, full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully and to all intents and purposes as the undersigned might or could do in person, and ratifying and confirming all that said attorneys-in-fact and agents may lawfully do or cause to be done by virtue hereof.


       Dated:  January 12, 1995




                                         /s/ Dwight D. Sutherland
                                         ------------------------------------
                                         Dwight D. Sutherland

                          POWER OF ATTORNEY

                   1933 ACT REGISTRATION STATEMENT

                                 of

                     BOATMEN'S BANCSHARES, INC.


       KNOW ALL MEN BY THESE PRESENTS, That the person whose signature appears below hereby constitutes and appoints GREGORY
L. CURL and JAMES W. KIENKER, and each of them, the true and lawful attorneys-in-fact and agents for him and in his name, place or stead, in any and all capacities, to sign and file, or cause to be signed and filed, with the Securities and Exchange Commission (the "Commission"), any registration statement or statements on Form S-4 under the Securities Act of 1933, as amended, relating to the issuance of common stock of Boatmen's Bancshares, Inc. in connection with the Agreement and Plan of Merger, dated November 14, 1994, by and among West Side Bancshares, Inc., Boatmen's Bancshares, Inc. and Boatmen's Texas, Inc., and any and all amendments and supplements thereto, before or after effectiveness of such statements, and any and all other documents required to be filed with the Commission in connection therewith, granting unto said attorneys-in-fact and agents, full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully and to all intents and purposes as the undersigned might or could do in person, and ratifying and confirming all that said attorneys-in-fact and agents may lawfully do or cause to be done by virtue hereof.


       Dated:  January 11, 1995




                                         /s/ Theodore C. Wetterau
                                         ------------------------------------
                                         Theodore C. Wetterau

                          POWER OF ATTORNEY

                   1933 ACT REGISTRATION STATEMENT

                                 of

                     BOATMEN'S BANCSHARES, INC.


       KNOW ALL MEN BY THESE PRESENTS, That the person whose signature appears below hereby constitutes and appoints GREGORY
L. CURL and JAMES W. KIENKER, and each of them, the true and lawful attorneys-in-fact and agents for him and in his name, place or stead, in any and all capacities, to sign and file, or cause to be signed and filed, with the Securities and Exchange Commission (the "Commission"), any registration statement or statements on Form S-4 under the Securities Act of 1933, as amended, relating to the issuance of common stock of Boatmen's Bancshares, Inc. in connection with the Agreement and Plan of Merger, dated November 14, 1994, by and among West Side Bancshares, Inc., Boatmen's Bancshares, Inc. and Boatmen's Texas, Inc., and any and all amendments and supplements thereto, before or after effectiveness of such statements, and any and all other documents required to be filed with the Commission in connection therewith, granting unto said attorneys-in-fact and agents, full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully and to all intents and purposes as the undersigned might or could do in person, and ratifying and confirming all that said attorneys-in-fact and agents may lawfully do or cause to be done by virtue hereof.


       Dated:  January 11, 1995




                                         /s/ James W. Kienker
                                         ------------------------------------
                                         James W. Kienker